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                                      AMENDMENT

                                          OF

                                 EMPLOYMENT AGREEMENT

    THIS AGREEMENT made as of the 20th day of December, 1995 by and between Olympic Financial Ltd. (the "Company") and Scott H. Anderson ("Associate").

    WHEREAS, the Company and Associate entered into that certain Employment and Non-Compete Agreement dated as of April 1, 1991, pursuant to which the Company employed Associate as its Executive Vice President/Chief Credit Officer. Such agreement together with subsequent amendments thereto, if any, are hereinafter referred to as the "Employment Agreement"; and

    WHEREAS, the Board of Directors and the Compensation Committee of the Company have approved a promotion of Associate and an increase in Associate's base salary as hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants contained herein, the Company and Associate agree as follows:

    1. PROMOTION. During the term of the Employment Agreement Associate shall perform the duties of Vice Chairman in charge of Credit and Operations.

    2. BASE SALARY. Associate's base salary for the fiscal 1996 shall be $310,000 commencing January 1, 1996.

    3. GOLF CLUB MEMBERSHIP. The Company shall pay the cost of Associate and his family joining Bear Path Golf Course and shall reimburse Associate the reasonable cost of the monthly or annual dues as the case may be paid by Associate to maintain his and his family members' status as members of the Bear Path Golf Club.

    4. RATIFICATION. The Employment Agreement as amended hereby is ratified and affirmed.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       OLYMPIC FINANCIAL, LTD.



                                       By:  /s/ Jeffrey C. Mack
                                           -----------------------------------
                                           Its:
                                               -------------------------------


                                       ASSOCIATE:


                                       /s/ Scott H. Anderson
                                       ----------------------------------------
                                       Scott H. Anderson